UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-10123

The North Country Funds

(Exact name of Registrant as specified in charter)

250 Glen Street, Glens Falls, NY                            12801

(Address of principal executive offices)

(Zip code)

Emile Molineaux

            c/o Gemini Fund Services, LLC., 450 Wireless Boulevard, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

11/30

Date of reporting period:  5/31/10

Item 1.  Reports to Stockholders.

Investment Adviser

North Country Investment Advisers, Inc.

250 Glen Street

Glens Falls, NY 12801

Legal Counsel

Ropes & Gray

700 12th Street, N.W., Suite 900

Washington, D.C. 20005

Independent Registered Public

Accounting Firm

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

Administrator and

Fund Accountant

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street

Omaha, NE 68137

Distributor

Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Custodian

The Bank of New York Mellon

1 Wall Street, 25th Floor

New York, NY 10286

Investor Information: (888) 350-2990

The North Country Funds

Equity Growth Fund

Intermediate Bond Fund

Semi-Annual Report

May 31, 2010

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the North Country Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

THE NORTH COUNTRY FUNDS

May 31, 2010

ECONOMIC SUMMARY

First-quarter GDP growth was revised down to 3.0%, from the original estimate of 3.2%. The downward revision was a surprise. Most observers had expected an upward revision based on data published since the initial estimate. The key surprises came in downward revisions to business spending on software and to consumer spending. Net exports and government spending were both slightly bigger drags on growth than first estimated.

The second quarter may see stronger GDP growth. Most evidence showed the economy gaining momentum as the first quarter progressed. Monthly data indicate that manufacturing production growth has accelerated, while construction will be helped by better weather and by a temporary kick from the expiring homebuyer’s tax credit.  But we feel this pace cannot be maintained, especially given the renewed turmoil in the financial markets triggered by the Eurozone's sovereign debt crisis. We believe that the crisis may dent the U.S. recovery, but not derail it.

The factory sector survey of the Institute for Supply Management (ISM) in May showed a growing factory sector, with a pace of operation nearly that of April.  The inventories sub-index declined for the second consecutive month.  This may be positive as it implies firms are not accumulating inventories.  The main message from the May ISM report is that momentum is being maintained in the factory sector.

The May Employment Report showed the economy added jobs at the fastest pace in a decade, but the gains were inflated by temporary government hiring for the 2010 Census.  Non-farm payrolls rose by 431,000 in May, the largest gain since March 2000.  However, the May figure was boosted by the hiring of 411,000 temporary workers for the Census.  Only 41,000 private-sector jobs were added.  The unemployment rate fell moderately to 9.7% in May from 9.9% in April.  In a sign of the labor market’s continued weakness, the report showed 46% of unemployed were out of work for more than six months.

In the detailed minutes of the Federal Open Market Committee (FOMC) meeting held on April 27-28, which were released on May 19, a considerable amount of discussion centered on how the Federal Reserve should reduce the large volume of non-conventional Federal Reserve assets – close to $2 trillion - acquired during the financial crisis. A majority favored a gradual approach stretching over five years that would begin after the Fed starts raising interest rates. The FOMC maintained the target range for the federal funds rate at 0.00–0.25%.  Overall, the FOMC projected moderate economic growth, a modest improvement in the labor market, and the unemployment rate coming down slowly. They expected core inflation to remain below the Fed's mandate through 2012.

With a subdued inflation outlook - and a significant increase in uncertainty over the global outlook - we expect the Federal Reserve to hold the federal funds rates in the current range of 0.0% to 0.25% until at least the first quarter of 2011. The escalating sovereign debt crisis in the Eurozone may result in very weak domestic demand growth in the Eurozone for the next several years. The European Central Bank (ECB) may be required to keep rates at current low levels for an even longer period than what we are projecting for the U.S.

The Equity Growth Fund

For the six months and one year ended May 31, 2010 the North Country Equity Growth Fund had total returns of -1.51% and 16.08% versus the S&P 5001 at 0.40% and 20.98% respectively.  On an annualized basis, the three, five, and ten year total returns for the North Country Equity Growth Fund were -9.20%,   -0.48%, and -1.57% versus the S&P 500 at -8.70%, 0.30%, and -0.82% respectively.

After reaching a year-to-date peak on April 23, 2010 as measured by the S&P 500, U.S. equity markets have entered a period of increased volatility with market returns negatively influenced by uncertainty surrounding the Sovereign Debt Crisis in Europe.

We expect this uncertainty and its accompanying volatility to abate over time as the substantial international response to the Eurozone Sovereign debt crisis has effect.  Subsequently, we expect U.S. economic fundamentals, corporate profits and equity valuation levels to once again be the prime determinants of stock market returns.

With an outlook for positive, though modest, economic growth and expectations of double digit earnings growth by S&P 500 companies in 2010, we believe there are attractive opportunities in the equity markets in particular since we believe the S&P 500 trades at reasonable valuation with an attractive dividend yield.

During this economic recovery phase we believe investors have become increasingly willing to take on more risk.  Equities may be favored over bonds; especially if investors believe that interest rates will rise and negatively impact bond prices.  We continue to believe that commodity sensitive and cyclical stocks may benefit from expectations of a return to economic growth in the U.S.  Additionally, we believe that U.S. based Multinational companies, primarily Large Cap companies, will benefit from the weakness in the U.S. dollar experienced over the course of the last year.

In reaction to the ongoing economic recovery we made several changes to the sector weightings in the portfolio over the last six months.  Relative to the sectors of the S&P 500, we began the year with overweights in the Information Technology, Industrials, Energy and Materials sectors as we expected a rotation of leadership to cyclical from defensive sectors.  We were underweight the Consumer Discretionary, Telecommunication Services, Utilities, and Financial sectors based on the challenges we felt faced consumers and businesses, such as high unemployment, lack of available credit, curtailing of business spending, potential financial regulatory reform, and the anticipation of increased allocation to loan loss reserves.  In February, we reduced the weighting of the Materials sector to a marketweight from an overweight based on relative valuations, and the outlook for a weaker U.S. dollar.  We increased the weightings in the Financial and Consumer Discretionary sectors based on the overall momentum of the economy, though we remained underweight relative to the S&P 500 sectors.  In March the equity markets resumed its rally after profit taking occurred from January through mid February.  At that time we increased the underweight in Utilities  as that sector’s earnings growth rate was forecast to be below that of the overall market, and also in consideration of the sector’s debt-to-capital ratio that appeared greater than the overall market.  The latter concern was a reflection of our perception of challenges still present in the credit markets in regards to raising capital.  We also increased our weighting again in the Consumer Discretionary and Financial sectors, but remained underweight relative to the corresponding sectors of the S&P 500.  At the time it appeared to us that there was stabilization in consumer spending trends, and the global economic recovery was looking stronger.  We reduced our weighting in Telecommunication Services further as we expected slower subscriber growth, increased price competition, and increasing capital expenditures for the sector.  In April we reduced the weighting of Consumer Staples to an underweight from a marketweight as we expected earnings trends to weaken with the sector as historically full valuation levels.  The Consumer Discretionary sector was raised to a marketweight from an underweight as there appeared to be pent-up consumer demand from the recession, and we forecast faster earnings growth rates for the sector relative to the overall S&P 500.  In May we reduced the Energy sector from an overweight to a marketweight.  We felt that shifts in energy consumption patterns toward thrift and conservation may result in more-tempered demand growth for petroleum products -- even amid an economic recovery. With the reduction in the Energy sector, we increased our overweight in Information Technology. The technology sector appeared to offer reasonable valuations, strong end markets and positive earnings revisions.

1 The S&P 500 is an unmanaged market capitalization-weighted index of common stocks.  You cannot invest directly in an index.

The Intermediate Bond Fund

In the six months ending May 31, 2010, interest rates rose modestly across the yield curve and credit spreads narrowed.   The Federal Reserve Open Markets Committee (FOMC) retained its range for the federal funds target rate of 0.00 to 0.25% throughout this period as well as its language indicating that conditions likely warrant maintaining this target rate low “for an extended period.”  In its most recent meeting on April 28th the FOMC noted that economic activity continues to strengthen with improvements in both the labor market and household spending.

In six months ending May 31, 2010, the North Country Intermediate Bond Fund sought to benefit from opportunities for attractive yields in corporate bonds relative to U.S. Treasury Securities.  Additionally, the duration of the North Country Intermediate Bond Fund was extended during this period on the basis of our expectation that interest rates may remain relatively low, economic growth below capacity and inflationary pressures contained for the foreseeable future.

The North Country Intermediate Bond Fund benefitted from an overweight in corporate bonds relative to its index, the Bank of America Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index, in the six-month and 12 month periods ending May 31, 2010.  However, the overweight in corporate bonds negatively impacted the performance of the North Country Intermediate Bond Fund relative to its benchmark, the Bank of America Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index, for the three year and five year periods ending May 31, 2010 due to the outperformance of U.S. Treasuries relative to corporate bonds during a period of marked “flight to quality” surrounding the credit crisis.

We remain over weighted in corporate bonds relative to our index as we believe corporate bonds will provide attractive yields on a held to maturity basis relative to our benchmark.  We continue to maintain a longer duration relative to our index on the basis of our expectation that interest rates will remain low for the foreseeable future.

As of May 31, 2010, the North Country Intermediate Bond Fund had a six month period return, annualized total returns for one year, three years, five years and ten years of 1.80%, 8.32%, 4.07%, 3.36% and 4.68% versus the Bank of America Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index returns of 1.35%, 6.06%, 6.11%, 4.82% and 5.84% respectively.

Equity Growth Fund:

Annual Fund Operating Expenses:      (As a Percentage of Net Assets)

Total Annual Operating Expenses:

1.08%

Intermediate Bond Fund:

Annual Fund Operating Expenses:      (As a Percentage of Net Assets)

Total Annual Operating Expenses:

0.85%

Average Annual Total Returns as of March 31, 2010 (Latest Calendar Quarter)

	1 Year	5 Years	10 Years

North Country Equity Growth Fund	40.95%	0.95%	-1.36%

North Country Intermediate Bond Fund	9.50%	3.42%	4.50%

Average Annual Total Returns as of May 31, 2010 (Fiscal First-Half)

	1 Year	5 Years	10 Years

North Country Equity Growth Fund	16.08%	-0.48%	-1.57%

North Country Intermediate Bond Fund	8.32%	3.36%	4.68%

Performance data quoted above is historical and is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  You can obtain performance data current to the most recent month-end by calling 1-888-350-2990.  Information provided is unaudited.

The views expressed are as May 31, 2010 and are those of the adviser, North Country Investment Advisers, Inc.  The views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security market sector or the markets generally, or the North Country Funds.

Not FDIC insured.  Not obligations of or guaranteed by the bank.  May involve investment risks, including possible loss of the principal invested.

1027-NLD-7/20/2010

North Country Equity Growth Fund

Portfolio Summary (Unaudited)

May 31, 2010

Industries	% of Net Assets		% of Net Assets
Common Stock	96.95%	Semiconductors	2.40%
Computer / Network Products	11.46%	Beverages	2.25%
Oil & Gas Producers	8.05%	Machinery – Construction & Mining	1.89%
Retail	6.99%	Aerospace / Defense	1.86%
Banks	6.19%	Mining	1.71%
Medical - Drugs	5.54%	Electric Utilities	1.65%
Telecommunications	5.38%	Oil & Gas Services	1.53%
Medical Equipment & Supplies	5.19%	Electrical Products	1.36%
Software & Programming	4.81%	Leisure Time	1.24%
Diversified Financial Services	4.80%	Auto Manufacturers	0.96%
Food	3.44%	Biotechnology	0.94%
Investment Services	3.42%	Internet	0.94%
Transportation	3.33%	Packaging & Containers	0.85%
Consumer Products	2.87%	Industrial Gases	0.82%
Conglomerates	2.64%	Money Market Funds	6.61%
Media	2.44%	Other Assets Less Liabilities	(3.56)%
		Total Net Assets	100.00%

Top Ten Holdings	% of Net Assets		% of Net Assets
Apple, Inc.	2.52%	Occidental Petroleum Corp.	2.21%
Intel Corp.	2.40%	Hewlett Packard Co.	2.20%
Cisco Systems, Inc.	2.37%	Abbot Labs	2.20%
3M Co.	2.30%	U.S. Bancorp	2.18%
International Business Machines	2.27%	EMC Corp. / Massachusetts	2.17%

North Country Intermediate Bond Fund

Portfolio Summary (Unaudited)

May 31, 2010

Industries	% of Net Assets		% of Net Assets
Corporate Bonds	73.54%	Transportation	1.41%
Banks	9.27%	Aerospace / Defense	1.37%
Telecommunications	8.24%	Household Products	1.37%
Diversified Financial Services	6.78%	Foods	1.36%
Electric Utilities	5.59%	Forest Products & Paper	1.36%
Investment Services	5.03%	Housewares	1.10%
Retail	4.71%	Multimedia	0.74%
Chemicals	4.16%	Iron / Steel	0.72%
Beverages	3.35%	Healthcare Services	0.69%
Oil & Gas	3.35%	Insurance	0.69%
Healthcare Products	3.33%	Oil & Gas Services	0.40%
Software	2.76%	U.S. Govt. & Agency Obligations	23.65%
Computers	2.20%	Government Agencies	23.65%
Electrical Components & Equipment	2.13%	Money Market Funds	1.82%
Pharmaceuticals	1.43%	Other Assets Less Liabilities	0.99%
		Total Net Assets	100.00%

Top Ten Holdings	% of Net Assets		% of Net Assets
CVS Corp., 5.75%, due 8/15/11	2.70%	U.S. Bancorp, 3.15%, due 3/4/15	2.58%
Medtronic, Inc., 4.45%, due 3/15/20	2.67%	FNMA, 4.00%, due 6/24/16	2.58%
FHLB, 4.125%, due 12/13/19	2.64%	Merrill Lynch & Co., 5.00%, due 1/15/15	2.58%
FHLMC, 3.75%, due 3/27/19	2.61%	FNMA, 4.00%, due 6/30/17	2.57%
FFCB, 3.80%, due 12/14/17	2.59%	FHLB, 4.30%, due 3/23/20	2.56%

                                                                FHLB – Federal Home Loan Bank

                                                                FHLMC – Federal Home Loan Mortgage Corporation

                                                                FNMA – Federal National Mortgage Association

                                                                FFCB – Federal Farm Credit Bank

THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2010

		Fair			Fair
Shares		Value	Shares		Value
COMMON STOCKS - 96.95%			Electrical Products - 1.36%
Aerospace / Defense - 1.86%			24,900	Emerson Electric Co.	$ 1,156,356
9,300	L-3 Communications
	Holdings, Inc.	$ 768,459	Electric Utilities - 1.65%
10,200	Lockheed Martin Corp.	815,184	5,300	Alliant Energy Corp.	170,342
		1,583,643	9,100	Dominion Resources, Inc.	354,536
Auto Manufacturers - 0.96%			5,900	Exelon Corp.	227,740
69,900	Ford Motor Co. *	819,927	10,300	Progress Energy, Inc.	397,477
			7,700	Southern Co.	251,790
Banks - 6.19%					1,401,885
59,730	Bank of New York Mellon Corp.	1,624,656	Food - 3.44%
77,300	U.S. Bancorp	1,852,108	14,900	General Mills, Inc.	1,061,327
62,500	Wells Fargo & Co.	1,793,125	22,700	Heinz Co.	1,002,886
		5,269,889	16,200	Kellogg Co.	865,566
Beverages - 2.25%					2,929,779
20,700	Coca-Cola Co.	1,063,980	Industrial Gases - 0.82%
13,500	Pepsico, Inc.	849,015	9,000	Praxair, Inc.	698,400
		1,912,995
Biotechnology - 0.94%			Internet - 0.94%
16,500	Genzyme Corp. *	802,725	6,400	Amazon.com, Inc. *	802,944

Computer/Network Products - 11.46%			Investment Services - 3.42%
8,350	Apple, Inc. *	2,147,286	44,800	Lazard Ltd. - Cl. A	1,412,992
99,000	EMC Corp./Massachusetts *	1,843,380	30,300	T. Rowe Price Group, Inc.	1,500,456
40,700	Hewlett Packard Co.	1,872,607			2,913,448
15,400	International Business Machines Corp.	1,929,004	Leisure Time - 1.24%
24,700	3M Co.	1,958,957	29,200	Carnival Corp.	1,057,916
		9,751,234
Conglomerates - 2.64%			Machinery - Construction & Mining - 1.89%
13,500	Danaher Corp.	1,071,630	26,500	Caterpillar, Inc.	1,610,140
17,400	United Technologies Corp.	1,172,412
		2,244,042	Media - 2.44%
Consumer Products - 2.87%			33,200	Time Warner, Inc.	1,028,868
14,600	Colgate-Palmolive Co.	1,140,114	31,300	Walt Disney Co.	1,046,046
21,300	Procter & Gamble Co.	1,301,217			2,074,914
		2,441,331	Medical - Drugs - 5.54%
Diversified Financial Services - 4.80%			39,300	Abbott Laboratories	1,869,108
24,500	American Express Co.	976,815	30,600	Johnson & Johnson	1,783,980
8,900	BlackRock, Inc. - Cl. A	1,494,132	18,400	Medco Health
40,900	JP Morgan Chase & Co.	1,618,822		Solutions, Inc. *	1,060,760
		4,089,769			4,713,848
The accompanying notes are an integral part of these financial statements.

THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2010

		Fair			Fair
Shares		Value	Shares		Value
Medical Equipment & Supplies - 5.19%			Software & Programming- 4.81%
20,500	Baxter International, Inc.	$ 865,715	19,800	Adobe Systems, Inc. *	$ 635,184
24,500	Medtronic, Inc.	959,910	12,700	Fiserv, Inc. *	603,885
21,800	St Jude Medical, Inc. *	814,012	62,500	Microsoft Corp.	1,612,500
16,800	Stryker Corp.	890,904	55,000	Oracle Corp.	1,241,350
15,900	Zimmer Holdings, Inc. *	889,287			4,092,919
		4,419,828	Telecommunications - 5.38%
Mining - 1.71%			25,300	AT&T, Inc.	614,790
12,000	Freeport-McMoRan	840,600	87,000	Cisco Systems, Inc. *	2,014,920
12,100	Vulcan Materials Co.	610,808	37,300	Qualcomm, Inc.	1,326,388
		1,451,408	22,700	Verizon Communications	624,704
Oil & Gas Producers - 8.05%					4,580,802
41,800	BP PLC - ADR	1,795,310	Transportation - 3.33%
24,700	Chevron Corp.	1,824,589	14,500	Norfolk Southern Corp.	818,670
22,300	Exxon Mobil Corp.	1,348,258	20,000	Tidewater, Inc.	836,200
22,800	Occidental Petroleum Corp.	1,881,228	18,800	United Parcel Service,
		6,849,385		Inc. - Cl. B	1,179,888
Oil & Gas Services - 1.53%					2,834,758
23,000	Noble Corp. *	668,610
11,119	Transocean Ltd. *	631,225	TOTAL COMMON STOCK		82,516,833
		1,299,835	( Cost - $77,147,229)
Packaging & Containers - 0.85%
32,500	Packaging Corp. of America	719,550
			MONEY MARKET FUNDS - 6.61%
Retail - 6.99%			5,631,639	BlackRock Liquidity
15,000	Costco Wholesale Corp.	873,750		Temp Fund, 0.15%(a)	5,631,639
30,000	Home Depot, Inc.	1,015,800
15,500	Kohl's Corp. *	786,625	TOTAL MONEY MARKET FUNDS		5,631,639
18,600	McDonald's Corp.	1,243,782	(Cost - $5,631,639)
19,800	TJX Companies, Inc.	900,108
22,300	Wal-Mart Stores, Inc.	1,127,488	TOTAL INVESTMENTS - 103.56%
		5,947,553	( Cost - $82,778,868)		88,148,472
Semiconductors - 2.40%			Other assets less liabilities - (3.56)%		(3,031,786)
95,500	Intel Corp.	2,045,610	TOTAL NET ASSETS - 100.00%		$ 85,116,686

			* Non-income producing security.
			(a) Variable rate yield ; the coupon rate shown
			represents the rate as of May 31, 2010.

The accompanying notes are an integral part of these financial statements.

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2010

Principal		Fair	Principal		Fair
Amount		Value	Amount		Value
CORPORATE BONDS - 73.54%			Computers - 2.20%
Aerospace / Defense - 1.37%				International Business Machines,
	Boeing Co.,		$ 1,500,000	5.70%, due 9/14/17	$ 1,709,400
$ 500,000	3.50%, due 2/15/15	$ 521,330
	Rockwell Collins, Inc.,		Diversified Financial Services - 6.78%
500,000	5.25%, due 7/15/19	547,820		BlackRock, Inc.,
		1,069,150	1,000,000	3.50%, due 12/10/14,	1,028,320
Banks - 9.27%				BP Capital Markets PLC,
	American Express Centurion,		1,000,000	5.25%, due 11/7/13,	1,074,070
1,100,000	5.95%, due 6/12/17	1,190,112		Caterpillar Financial Services.,
	Bank of New York Mellon,		500,000	4.25%, due 2/8/13	529,675
340,000	4.60%, due 1/15/20	344,587		General Electric Capital
	J.P. Morgan Chase & Co.,			Corp.,
1,000,000	4.75%, due 5/1/13	1,059,620	1,000,000	4.25%, due 6/15/12	1,035,450
	Morgan Stanley,		1,000,000	5.375%, due 10/20/16	1,063,680
500,000	6.75%, due 4/15/11	519,955		John Deere,
	U.S. Bancorp.,		500,000	5.25%, due 10/1/12	542,060
2,000,000	3.15%, due 3/4/15	2,009,460			5,273,255
	Wells Fargo & Co.,		Electrical Components & Equipment - 2.13%
1,000,000	4.375%, due 1/31/13	1,048,370		Emerson Electric Co.,
1,000,000	5.00%, due 11/15/14	1,042,490	1,000,000	5.125%, due 12/1/16	1,114,260
		7,214,594	500,000	4.875% due 10/15/19	539,110
Beverages - 3.35%					1,653,370
	Coca-Cola Co.,		Electric Utilities - 5.59%
500,000	4.875%, due 3/15/19	538,970		Alabama Power Co.,
	Pepsi Co.,		1,000,000	5.20%, due 1/15/16	1,099,310
1,000,000	3.10%, due 1/15/15	1,027,650		Commonwealth Edison,
1,000,000	4.50%, due 1/15/20	1,038,420	1,000,000	6.15%, due 3/15/12	1,077,140
		2,605,040		Detroit Edison Co.,
Chemicals - 4.16%			1,000,000	5.60%, 6/15/18	1,091,860
	Du Pont De Numours & Co.,			Dominion Resources, Inc.,
500,000	3.25%, due 1/15/15	513,535	500,000	5.15%, due 7/15/15	544,640
	Monsanto Co.,			Southern Power Co.,
1,000,000	5.125%, due 4/15/18	1,089,850	500,000	4.875%, due 7/15/15	537,965
	Praxair, Inc.,				4,350,915
500,000	5.25%, due 11/15/14	556,385	Foods - 1.36%
500,000	3.25%, due 9/15/15	510,095		Campbell Soup Co.,
500,000	5.375%, due 11/1/16	564,295	500,000	4.50%, due 2/15/19	526,970
		3,234,160		Kellogg Co.,
			500,000	4.25%, due 3/6/13	531,230
					1,058,200
The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2010

Principal		Fair	Principal		Fair
Amount		Value	Amount		Value
Forest Products & Paper - 1.36%			Multimedia - 0.74%
	International Paper Co.,			Walt Disney Co.,
$ 1,000,000	6.75%, due 9/1/11	$ 1,054,850	$ 500,000	5.625%, due 9/15/16	$ 572,265

Healthcare Products - 3.33%			Oil & Gas - 3.35%
	Baxter International, Inc.,			Anadarko Finance Co.,
500,000	4.50%, due 8/15/19	521,200	500,000	6.75%, due 5/1/11	516,190
	Medtronic, Inc.,			Anadarko Petroleum Corp.,
2,000,000	4.45%, due 3/15/20	2,074,040	500,000	5.95%, due 9/15/16	523,405
		2,595,240		Apache Corp.,
Healthcare Services - 0.69%			500,000	5.25%, due 4/15/13	544,920
	UnitedHealth Group, Inc.,			Sunoco, Inc.,
500,000	5.00%, due 8/15/14	538,515	1,000,000	5.75%, due 1/15/17	1,025,600
					2,610,115
Household Products - 1.37%			Oil & Gas Services - 0.40%
	Fortune Brands, Inc.,			BJ Services Co.,
500,000	5.375%, due 1/15/16	532,210	300,000	5.75%, due 6/1/11	313,881
	Procter & Gamble Co.,
500,000	4.70%, due 2/15/19	532,355	Pharmaceuticals - 1.43%
		1,064,565		Wyeth,
Housewares - 1.10%			1,000,000	5.50%, due 2/1/14	1,111,460
	Newell Rubbermaid, Inc.,
800,000	5.50%, due 4/15/13	856,272	Retail - 4.71%
				CVS Caremark Corp.,
Insurance - 0.69%			2,000,000	5.75%, due 8/15/11	2,100,840
	Berkshire Hathaway Finance Corp.,			Lowe's Co., Inc.,
500,000	4.60%, due 5/15/13	535,865	1,000,000	4.625%, due 4/15/20	1,044,900
				Wal-Mart Stores, Inc.,
Investment Services - 5.03%			500,000	3.20%, due 5/15/14	520,570
	Bear Stearns Co., Inc.,				3,666,310
300,000	4.50%, due 10/28/10	304,344	Software - 2.76%
1,000,000	5.70%, due 11/15/14	1,096,370		Microsoft Corp.,
500,000	5.55%, due 1/22/17	509,910	500,000	4.20%, due 6/1/2019	527,335
	Merrill Lynch & Co., Inc.,			Oracle Corp.,
2,000,000	5.00%, due 1/15/15	2,004,220	1,500,000	5.00%, due 7/8/19	1,619,850
		3,914,844			2,147,185
Iron/Steel - 0.72%
	Nucor Corp.,
500,000	5.85%, due 6/1/18	557,215

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2010

Principal		Fair	Principal		Fair
Amount		Value	Amount		Value
Telecommunications - 8.24%				Federal Home Loan Mortgage
	AT&T, Inc.,			Coporation (Continued),
$ 1,000,000	4.95%, due 1/15/13	$ 1,080,820	$ 2,000,000	3.75%, due 3/27/19	$ 2,028,520
1,000,000	5.60%, due 5/15/18	1,095,440	1,100,000	4.00%, due 9/25/18	1,096,953
	Bellsouth Corp.,			Federal National Mortgage
500,000	5.20%, due 9/15/14	548,870		Association,
	Cisco Systems, Inc.,		2,000,000	4.00%, due 6/24/16	2,004,820
1,500,000	4.45%, due 1/15/10	1,542,795	2,000,000	4.00%, due 6/30/17	2,001,880
500,000	4.95%, due 2/15/19	537,150		Tennessee Valley Authority,
	Verizon Communications, Inc.,		1,000,000	4.50%, due 4/1/18	1,071,280
1,000,000	5.50%, due 2/15/18	1,078,840	TOTAL U.S. GOVERNMENT &
	Verizon Global,		AGENCY OBLIGATIONS		18,398,775
500,000	4.375%, due 6/1/13	532,780	(Cost $18,246,270)
		6,416,695
Transportation- 1.41%
	United Parcel Service, Inc.,
1,000,000	5.125%, due 4/1/19	1,101,160	MONEY MARKET FUNDS - 1.82%
			Shares
TOTAL CORPORATE BONDS				BlackRock Liquidity
(Cost $54,992,645)		57,224,521	1,413,401	Temp Fund, 0.15% (a)	1,413,401
			TOTAL MONEY MARKET FUNDS
U.S. GOVERNMENT & AGENCY			(Cost $1,413,401)		1,413,401
OBLIGATIONS - 23.65%
Government Agencies - 23.65%
	Federal Farm Credit Bank,
2,000,000	3.80%, due 12/14/17	2,013,140	TOTAL INVESTMENTS - 99.01%
1,000,000	4.67%, due 2/27/18	1,077,110	(Cost $74,652,316)		77,036,697
	Federal Home Loan Bank,		Other assets less liabilities - 0.99%		772,456
1,000,000	5.65%, due 6/29/12	1,004,280	TOTAL NET ASSETS - 100.00%		$ 77,809,153
500,000	3.80%, due 12/18/17	498,870
2,000,000	4.125%, due 12/13/19	2,053,920	(a) Variable rate yield; the coupon rate shown represents
1,990,000	4.30%, due 3/23/20	1,990,597	the rate at May 31, 2010.
	Federal Home Loan Mortgage
	Coporation,
1,500,000	3.00%, due 7/28/14	1,557,405

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2010

	Equity	Intermediate
	Growth Fund	Bond Fund
ASSETS:
Investments in securities, at fair value (Cost $82,778,868
and $74,652,316, respectively)	$ 88,148,472	$ 77,036,697
Receivable for securities sold	994,379	-
Receivable for fund shares sold	41,464	32,595
Dividends and interest receivable	220,700	950,882
Prepaid expenses and other assets	16,858	21,705
Total Assets	89,421,873	78,041,879

LIABILITIES:
Payable for securities purchased	4,220,280	-
Dividends payable	-	172,690
Payable for fund shares repurchased	5,206	10,281
Accrued advisory fees	54,327	31,356
Accrued administration and fund accounting fees	9,449	6,050
Accrued transfer agency fees	2,042	1,305
Other accrued expenses	13,883	11,044
Total Liabilities	4,305,187	232,726
Net Assets	$ 85,116,686	$ 77,809,153

NET ASSETS CONSIST OF:
Paid in capital	$ 91,714,603	$ 79,247,697
Accumulated undistributed net investment income	470,494	-
Accumulated net realized loss from
investment transactions	(12,438,015)	(3,822,925)
Net unrealized appreciation on investments	5,369,604	2,384,381
Net Assets	$ 85,116,686	$ 77,809,153

Shares outstanding (unlimited number of shares authorized;	9,316,888	7,721,066
no par value)

Net asset value, offering and redemption price per share	$ 9.14	$ 10.08
($85,116,686/9,316,888 and $77,809,153/7,721,066, respectively)

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended May 31, 2010

	Equity	Intermediate
	Growth Fund	Bond Fund

INVESTMENT INCOME:
Interest	$ 2,152	$ 1,851,057
Dividends	1,073,292	-
Total investment income	1,075,444	1,851,057

EXPENSES:
Investment advisory fees	414,071	232,251
Administration and fund accounting fees	80,795	74,511
Transfer agency fees	17,586	16,693
Custody fees	13,173	11,737
Legal fees	10,673	8,558
Audit fees	9,603	9,603
Trustees' fees	7,156	5,544
Printing expense	6,792	4,647
Chief Compliance Officer fees	6,236	4,668
Registration & filing fees	4,647	6,847
Insurance expense	2,934	1,957
Miscellaneous expenses	1,222	1,222
Total expenses	574,888	378,238

Net investment income	500,556	1,472,819

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS :
Net realized gain from investment
transactions	4,797,010	1,655,998
Net change in unrealized appreciation
of investments for the period	(5,115,117)	(1,581,220)
Net realized and unrealized gain (loss)
on investments	(318,107)	74,778
Net increase in net assets resulting
from operations	$ 182,449	$ 1,547,597

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the six	For the year
	months ended	ended
	May 31, 2010	November 30, 2009
	(Unaudited)
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income	$ 500,556	$ 1,212,557
Net realized gain (loss) from investment transactions	4,797,010	(8,697,079)
Net change in unrealized appreciation (depreciation) for the period	(5,115,117)	28,750,304
Net increase in net assets resulting from operations	182,449	21,265,782

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.09 and $0.08
per share, respectively)	(1,130,761)	(1,009,296)

CAPITAL SHARE TRANSACTIONS	(27,022,265)	402,720

Net increase (decrease) in net assets	(27,970,577)	20,659,206

NET ASSETS:
Beginning of period	113,087,263	92,428,057

End of period (including undistributed net investment income
of $470,494 and $1,100,699, respectively)	$ 85,116,686	$113,087,263

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the six	For the year
	months ended	ended
	May 31, 2010	November 30, 2009
	(Unaudited)
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income	$ 1,472,819	$ 3,256,465
Net realized gain (loss) from investment transactions	1,655,998	(4,628,402)
Net change in unrealized appreciation (depreciation) for the period	(1,581,220)	10,607,948
Net increase in net assets resulting from operations	1,547,597	9,236,011

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.16 and $0.35
per share, respectively)	(1,491,237)	(3,260,978)

CAPITAL SHARE TRANSACTIONS	(20,962,540)	10,739,611

Net increase in net assets	(20,906,180)	16,714,644

NET ASSETS:
Beginning of period	98,715,333	82,000,689

End of period (including undistributed net investment income
of $0 and $0, respectively)	$ 77,809,153	$ 98,715,333

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the six
	months ended		For the year ended November 30,
	May 31, 2010		2009	2008	2007		2006		2005
	(Unaudited)
Net asset value, beginning of period	$ 9.37		$ 7.80	$ 12.58	$ 11.39		$ 10.32		$ 9.67

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (1)	0.04		0.10	0.09	0.09		0.06		0.03
Net realized and unrealized gains (losses)
on investments	(0.18)		1.55	(4.77)	1.10		1.11		0.64
Total from investment operations	(0.14)		1.65	(4.68)	1.19		1.17		0.67

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.09)		(0.08)	(0.10)	0.00		(0.10)		(0.02)
Distribution from net realized gains
from security transactions	0.00		0.00	0.00	0.00		0.00		0.00
Total distributions	(0.09)		(0.08)	(0.10)	0.00		(0.10)		(0.02)

Net asset value, end of period	$ 9.14		$ 9.37	$ 7.80	$ 12.58		$ 11.39		$ 10.32

Total return (2)	(1.51)%		21.41%	(37.51)%	10.45%		11.37%		6.97%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 85,117		$ 113,087	$ 92,428	$ 129,733		$ 106,513		$ 95,582
Ratios to average net assets:
Expenses, before reimbursement/recapture	1.03%	(4)	1.06%	1.04%	1.03%		1.08%		1.09%
Expenses, net of reimbursement/recapture	1.03%	(4)	1.06%	1.04%	1.06%	(3)	1.10%	(3)	1.10%	(3)
Net investment income,
before reimbursement/recapture	0.90%	(4)	1.20%	0.85%	0.79%		0.62%		0.36%
Net investment income,
net of reimbursement/recapture	0.90%	(4)	1.20%	0.85%	0.77%	(3)	0.59%	(3)	0.35%	(3)
Portfolio turnover rate	48%		23%	11%	27%		37%		43%
__________________
(1) Net investment income per share is based on average shares outstanding during the period.
(2) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(3) Such percentage reflects recapture of prior period expense reimbursement by adviser.
(4) Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the six
	months ended		For the year ended November 30,
	May 31, 2010		2009	2008	2007	2006	2005
	(Unaudited)
Net asset value, beginning of period	$ 10.06		$ 9.41	$ 10.17	$ 10.18	$ 10.16	$ 10.43

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (1)	0.16		0.35	0.41	0.44	0.42	0.34
Net realized and unrealized gains (losses)
on investments	0.02		0.65	(0.76)	(0.01)	0.01	(0.25)
Total from investment operations	0.18		1.00	(0.35)	0.43	0.43	0.09

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.16)		(0.35)	(0.41)	(0.44)	(0.41)	(0.34)
Distribution from net realized gains
from security transactions	0.00		0.00	0.00	0.00	0.00	(0.02)
Total distributions	(0.16)		(0.35)	(0.41)	(0.44)	(0.41)	(0.36)

Net asset value, end of period	$ 10.08		$ 10.06	$ 9.41	$ 10.17	$ 10.18	$ 10.16

Total return (2)	1.80%		10.84%	(3.59)%	4.34%	4.38%	0.86%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 77,809		$ 98,715	$ 82,001	$ 81,970	$ 70,214	$ 58,497
Ratios to average net assets:
Expenses	0.80%	(3)	0.82%	0.82%	0.83%	0.89%	0.88%
Net investment income	3.13%	(3)	3.62%	4.11%	4.38%	4.14%	3.33%
Portfolio turnover rate	37%		36%	27%	31%	54%	31%
__________________
(1) Net investment income per share is based on average shares outstanding during the period.
(2) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(3) Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2010

NOTE 1. ORGANIZATION

The North Country Funds (the “Trust”) was organized as a Massachusetts business trust on June 1, 2000, and registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company on September 11, 2000.  The Trust currently offers two series: the North Country Equity Growth Fund (the “Growth Fund”) and the North Country Intermediate Bond Fund (the “Bond Fund”, collectively the “Funds”).  The Growth Fund’s principal investment objective is to provide investors with long-term capital appreciation while the Bond Fund seeks to provide investors with current income and total return with minimum fluctuations of principal value.  Both Funds commenced operations on March 1, 2001.

The Bond Fund and the Growth Fund were initially organized on March 26, 1984 under New York law as Collective Investment Trusts sponsored by Glens Falls National Bank & Trust Company.  Prior to their conversion to regulated investment companies (mutual funds) investor participation was limited to qualified employee benefit plans.

 NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the year. Actual results could differ from these estimates.

Security Valuation- Securities which are traded on a national securities exchange are valued at the last quoted sale price.  NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP).  Investments for which no sales are reported are valued at its last bid price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy described below.  When an equity security is valued by the independent pricing service using factors other than market quotations or the market is considered inactive, they will be categorized in level 2.

Fixed income securities such as corporate bonds, municipal bonds, and U.S. government and agency obligations, when valued using market quotations in an active market, are categorized as level 1 securities.  However, fair value may be determined using an independent pricing service that considers market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and other reference data. These securities would be categorized as level 2 securities. The fair value of mortgage-backed securities is estimated by an independent pricing service which uses models that consider interest rate movements, new issue information and other security pertinent data. Evaluations of tranches (non-volatile, volatile, or credit sensitive) are based on interpretations of accepted Wall Street modeling and pricing conventions. Mortgage-backed securities are categorized in level 2 of the fair value hierarchy described below to the extent the inputs are observable and timely.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2010

Any securities or other assets for which market quotations are not readily available, or securities for which the last bid price does not accurately reflect the current value, are valued at fair value as determined by the Trust's Fair Value Committee (the "Committee") in accordance with the Trust's Portfolio Securities Valuation Procedures (the "Procedures").  Pursuant to the Procedures, the Committee will consider, among others, the following factors to determine a security's fair value: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of the security.  In the absence of readily available market quotations, or other observable inputs, securities valued at fair value pursuant to the Procedures would be categorized as level 3.

 Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1.  Securities with maturities of 60 days or less may be valued at amortized cost, which approximates fair value and would be categorized as level 2.  The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic or political developments in a specific country or region.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2010

The following is a summary of inputs used as of May 31, 2010, in valuing the Funds’ assets carried at fair value.

                                                                        North Country Equity Growth Fund:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$82,516,833	$ -	$ -	$82,516,833
Money Market Funds	5,631,639	-	-	5,631,639
Total	$88,148,472	$ -	$ -	$88,148,472

                                                                North Country Intermediate Bond Fund:

Assets*	Level 1	Level 2	Level 3	Total
Corporate Bonds	$ -	$57,224,521	$ -	$57,224,521
U.S. Government & Agency Obligations	-	18,398,775	-	18,398,775
Money Market Funds	1,413,401	-	$ -	1,413,401
Total	$1,413,401	$75,623,296	$ -	$77,036,697

       *The Funds did not hold any Level 3 investments during the year.

Federal Income Taxes- The Funds make no provision for federal income or excise tax.  The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

Management reviewed the tax positions in open tax years 2005 through 2008 and determined that the Funds did not have a liability for unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations.  During the period, the Funds did not incur any interest or penalties. The Funds identify their major tax jurisdictions as U.S. Federal and New York State.

Dividends and Distributions- The Bond Fund pays dividends from net investment income on a monthly basis. The Growth Fund will pay dividends from net investment income, if any, on an annual basis. Both Funds will declare and pay distributions from net realized capital gains, if any, annually.  Income and capital gain distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2010

Security Transactions- Securities transactions are recorded no later than the first business day after the trade date, except for reporting purposes when trade date is used.  Realized gains and losses on sales of securities are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses- Most expenses of the Trust can be directly attributed to a Fund.  Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

NOTE 3. INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the “Advisory Agreement”) with North Country Investment Advisers, Inc. (the “Adviser”). Pursuant to the Advisory Agreement, the Adviser is responsible for formulating the Trust’s investment programs, making day-to-day investment decisions and engaging in portfolio transactions, subject to the authority of the Board of Trustees.  Under the terms of the agreement, each Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% and 0.50% of the average daily net assets of the Equity Fund and Bond Fund, respectively.  For the six months ended May 31, 2010, the Adviser received advisory fees of $414,071 from the Equity Fund and $232,251 from the Bond Fund.

Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as administrator providing administration, accounting and transfer agency services to the Funds pursuant to a Fund Services Agreement.  The terms of the agreement are as follows:

Administration - The Funds pays GFS a basis point fee in decreasing amounts as Fund assets reach certain breakpoints.  The Funds also pay GFS for any out-of-pocket expenses.   Fees are billed monthly and are equal to the greater of the annual minimum or the basis point fees.  The annual minimum is $40,000 per Fund and the basis point fees are:

  10 basis points or 0.10% per annum on the first $100 million in net assets

    8 basis points or 0.08% per annum on the next $150 million in net assets

    6 basis points or 0.06% per annum on net assets greater than $250 million

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2010

Fund Accounting - Total charges for Fund Accounting services include fees and out-of-pocket expenses.  The Fund pays GFS a base annual fee of $27,000 per Fund plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

   2 basis points or 0.02% on net assets of $25 million to $100 million

   1 basis point or 0.01% on net assets greater than $100 million

Prior to February 1, 2010, GFS was paid a monthly fee from each Fund for providing accounting and administration services that was based on a percentage of average daily net assets, subject to certain minimums, as follows: 0.15% on the first $75 million; 0.10% on the next $75 million; 0.07% in excess of $150 million.

Transfer Agent - For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges. The Fees are billed monthly as follows:

The greater of the annual minimum or per account charges.  The annual minimum is $18,000 per Fund share class and the per account charge is $16.00 for open accounts and $2.00 for closed accounts.

Prior to February 1, 2010, GFS received a monthly fee, subject to certain minimums, based on an annual per account rate of $10 from the Growth Fund and $13 from the Bond Fund for open accounts and $2 for closed accounts, plus transactional charges.

Total expenses incurred by each Fund for such services provided by GFS are disclosed in the Statement of Operations.

GFS receives $200 per month from SI Trust Servicing (“SI”), the custody administrator to the Funds, for processing the expenses for the Trust.  GFS performs this service at the request of SI for the benefit of the Trust.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.  For EDGAR services, GemCom charges a per-

page conversion fee and a flat filing fee.  For the six months ended May 31, 2010, GemCom received $4,079 from the Equity Fund and $3,332 from the Bond Fund for providing such services.

Pursuant to a service agreement with the Trust, Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, including related administrative support.  Under the terms of such agreement, NLCS is paid an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses. For the six months ended May 31, 2010, the Growth Fund and Bond Fund incurred expenses of $6,236 and $4,668, respectively, for services provided by NLCS.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2010

Certain officers and/or trustees of the Adviser and Administrator are also officers/trustees of the Trust.

NOTE 4. FUND SHARE TRANSACTIONS

At May 31, 2010, there were an unlimited number of shares authorized with no par value.  Paid in capital for the Equity Fund and Bond Fund amounted to $91,714,603 and $79,247,697, respectively.

Transactions in capital shares were as follows:

Growth Fund:

For the six months

For the year

ended

ended

May 31, 2010

November 30, 2009

Shares

Amount

Shares

Amount

(Unaudited)

Shares sold……………………

799,337    $

7,654,215

3,132,918    $    23,788,563

Shares issued for reinvestment

   of dividends…………………

29,944

285,670

32,069

244,367

Shares redeemed………………

(3,579,333)

(34,962,150)

(2,951,739)

(23,630,210)

Net increase (decrease)…………          (2,750,052)      $

(27,022,265)

213,248    $

402,720

Bond Fund:

For the six months

For the year

ended

ended

May 31, 2010

November 30, 2009

Shares

Amount

Shares

Amount

(Unaudited)

Shares sold……………………

704,203    $

7,053,410

2,226,710    $    21,685,277

Shares issued for reinvestment

   of dividends…………………

22,472

224,542

49,848

485,486

Shares redeemed………………

(2,814,083)

(28,240,492)

(1,180,948)

(11,431,152)

Net increase……………………

(2,087,408)   $

(20,962,540)

1,095,610    $      10,739,611

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2010

NOTE 5. INVESTMENTS

Investment transactions, excluding short-term securities, for the six months ended May 31, 2010 were as follows:

Bond Fund
	Growth Fund	Excluding U.S. Government Securities	U.S. Government Securities
Purchases	$ 51,140,530	$ 22,347,452	$ 10,706,091
Sales	$ 77,684,948	$ 21,552,134	$ 24,992,582

At May 31, 2010, net unrealized appreciation (depreciation), for financial reporting purposes, on investment securities was as follows:

	Growth Fund	Bond Fund
Aggregate gross unrealized appreciation
for all investments for which there was an excess of value over cost	$ 10,266,615	$ 2,476,105
Aggregate gross unrealized depreciation
for all investments for which there was an excess of cost over value	(4,897,011)	(91,724)
Net unrealized appreciation	$ 5,369,604	$ 2,384,381

NOTE 6. TAX INFORMATION

The tax character of distributions paid during the six months ended May 31, 2010 and year ended November 30, 2009 were as follows:

	For the six months ended May 31, 2010	For the year ended Nov. 30, 2009
Growth Fund:	(Unaudited)
Ordinary income	$ 1,130,761	$ 1,009,296
Long-term capital gains	−	−
Total	$ 1,130,761	$ 1,009,296

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2010

	For the six months ended May 31, 2010	For the year ended Nov. 30, 2009
Bond Fund:	(Unaudited)
Ordinary income	$ 1,491,237	$ 3,260,978
Long-term capital gains	−	−
Total	$ 1,491,237	$ 3,260,978

As of November 30, 2009, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforward	Unrealized Appreciation (Depreciation)
Growth Fund	$ 1,100,699	$ (17,235,025)	$ 10,484,721
Bond Fund	−	(5,478,923)	3,965,601

As of November 30, 2009, the Growth Fund and Bond Fund had unused capital loss carryforwards of $17,235,025 and $5,478,923, respectively, available, for federal income tax purposes, to offset future capital gains.  Such capital loss carryforwards expire on November 30 of the years below:

	2011	2013	2014	2016	2017
Growth Fund	$21,604	$ -	$ -	$8,516,342	$8,697,079
Bond Fund	-	730,867	119,654	-	4,628,402

Permanent book and tax differences for the Bond Fund resulted in reclassification for the period ended November 30, 2009 as follows:  a decrease in paid-in-capital of $4,014 and a decrease in undistributed net investment losses of $4,014.

NOTE 7.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act.  As of May 31, 2010, Cam Co., an account holding shares for the benefit of others in nominee name, held approximately 82% of the voting securities of the Growth Fund and approximately 93% of the Bond Fund.

NOTE 8.  NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2010

NOTE 9. SUBSEQUENT EVENTS

 In accordance with GAAP, management has evaluated subsequent events through the date these financial statements were issued, and determined there were no material subsequent events.

THE NORTH COUNTRY FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of a Fund in The North Country Funds, you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at December 1, 2009 and held until May 31, 2010.

Actual Expenses:  The “Actual” section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The “Hypothetical” section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value (12/1/09)	Ending Account Value (5/31/10)	Expense Ratio (Annualized)	Expenses Paid During the Period* (12/1/09-5/31/10)
Equity Growth Fund
Actual	$1,000.00	$ 984.92	1.03%	$5.10
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	1.03%	$5.19
Intermediate Bond Fund
Actual	$1,000.00	$1,018.04	0.80%	$4.03
Hypothetical (5% return before expenses)	$1,000.00	$1,020.94	0.80%	$4.03

       * Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by

         182 days divided by 365 days.

THE NORTH COUNTRY FUNDS

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

At a meeting (the “Meeting”) of the Board of Trustees (the “Board”) held on January 26,2010, a majority of the Board, including a majority of trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (hereafter, the “Independent Trustees”), unanimously approved the continuance of the investment advisory agreement (the “Agreement”) between the Adviser and the Funds.  Fund counsel discussed with the Board its fiduciary responsibility to shareholders and the importance of assessing certain specific factors in its deliberations.  Prior to the Meeting, the Adviser provided the Board with a number of written materials, including information relating to: a) the terms of the Agreement and fee arrangements with the Funds; b) the quality of the Adviser’s management and investment personnel; c) the financial condition and stability of the Adviser and its parent company; d) data comparing each Fund’s fees and operating expenses with a group of similar mutual funds as independently chosen by Lipper Analytical, Inc. (the “Peer Group”); and e) past performance summaries for each Fund and their benchmark indices.  In addition, the Board engaged in in-person discussions with representatives of the Adviser.  The Board also met outside the presence of the Adviser to consider this matter and consulted with independent counsel and the Funds’ Chief Compliance Officer.

The Board, including the Independent Trustees unanimously approved continuance of the Agreement based upon its review of the written materials provided at the Meeting, the reports provided at each quarterly meeting of the Board, the Board’s discussions with key personnel of the Adviser, and the Board’s deliberations.   In so doing, the Board concluded that the Adviser provides high quality service to the Funds, is committed both to compliance with regulatory requirements and to managing and growing the assets of the Funds.  The Board also discussed the profits realized by the Adviser and its affiliates resulting from the relationship with the Funds and concluded that undue profitability was not a concern.  In addition, the Board considered that the Adviser had voluntarily limited the overall expense ratio of each Fund since its inception through the fiscal year ended November 30, 2009.  The Board compared the advisory fees to fees paid by other funds with similar investment strategies and asset size.  The Board concluded that the cost of the services provided by the Adviser is fair and within a reasonable range. In assessing the investment performance of the Funds and the Adviser, the Board found that the performance of the Growth Fund has been satisfactory, consistent with market conditions and comparable to its Peer Group.  The Board concluded that while the performance of each Fund was at or under that of its Peer Group, both Funds are being managed in the conservative manner that is appropriate for long-term, risk-averse investment. The Board also discussed the potential for alternate advisory arrangements and found that such measure would not be practical or cost-efficient.  With respect to economies of scale, the Board determined, due to the Funds’ small size, that it was acceptable that the Funds’ contractual fee levels do not currently reflect economies of scale. The Board further noted the Adviser’s willingness to reinstate the voluntary expense limitation should the Funds’ expense ratios become unreasonably high and to consider an adjustment in advisory fees when each Fund’s total assets approach $500 million.  Based on the foregoing and given the Adviser’s past performance managing the Funds and the competitive nature of the fees and expenses to be paid by the Funds for investment advisory services, the Board concluded that the overall arrangements provided under the terms of the Agreement were reasonable business arrangements, and, therefore, continuance of the Agreement was in the best interests of the Funds’ shareholders.

PRIVACY POLICY

At The North Country Funds we recognize and respect the privacy of each of our Investors and their expectations for confidentiality. The protection of investor Information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information. This statement applies to information on current and former customers.

We collect, retain and use information that assists us in providing the best service possible. This information comes from the following sources:

Account applications and other required forms;

Written, oral, electronic or telephonic communications; and

Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as otherwise permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and service providers involved in servicing your account. We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as otherwise permitted by law.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of our customers.

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-888-350-2990 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-350-2990.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The North Country Funds

By (Signature and Title)

/s/ Andrew Rogers

     Andrew Rogers, President

Date

8/2/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew Rogers

     Andrew Rogers, President

Date

8/2/10

By (Signature and Title)

/s/ James Colantino

    James Colantino, Treasurer

Date

8/2/10